Shareholder’s Equity	12 Months Ended
Mar. 31, 2024
Shareholder’s Equity [Abstract]
SHAREHOLDER’S EQUITY

Note 20 – SHAREHOLDER’S EQUITY

Ordinary shares

On September 26, 2023, the Company closed a private placement of 498,000 shares of ordinary shares at $5.20 per share with gross proceeds of $2,589,600.

On March 1, 2024, the Company effected a 1-for-20 reverse stock split on its ordinary shares. Upon the effectiveness of the reverse stock split, every 20 shares of the Company’s issued and outstanding ordinary shares were automatically be converted into one issued and outstanding ordinary share. No fractional shares were issued as a result of the reverse stock split. Instead, any fractional shares that would have resulted from the split were rounded up to the next whole number. The reverse stock split affects all shareholders uniformly and will not alter any shareholder’s percentage interest in the Company’s outstanding ordinary shares, except for adjustments that may result from the treatment of fractional shares.

Warrants

Concurrent with the registered direct offering of common stock that closed on April 15, 2019, the Company issued to several investors in a private placement warrants to purchase up to 12,501 shares of common stock. In connection with the offering, the Company also issued a warrant to its placement agent of this offering, pursuant to which the agent may purchase up to 6% of the aggregate number of shares of common stock sold in the offering, i.e. 1,000 shares at an exercise price of $750 per share. The warrant became exercisable on October 11, 2019 and has expired on April 11, 2024.

Concurrent with the registered direct offering of common stock that closed on June 3, 2020, the Company issued to several investors in a private placement warrants to purchase up to 15,625 shares of common stock. In connection with the offering, the Company also issued warrants to its placement agent of this offering, pursuant to which the agent may purchase up to 6.5% of the aggregate number of shares of common stock sold in the offering, i.e. 1,250 shares at an exercise price of $616.8 per share. The warrant becomes exercisable on December 2, 2020 and will expire on June 2, 2025.

Concurrent with the registered direct offering of ordinary shares that closed on September 26, 2023, the Company issued to several investors warrants to purchase up to 996,000 shares of ordinary shares at an exercise price of $5.20. The warrant became exercisable on September 26, 2023 and valid for three years.

Statutory reserves

Statutory reserves represent restricted retained earnings. Based on their legal formation, the Company is required to set aside 10% of its net income as reported in their statutory accounts on an annual basis to the Statutory Surplus Reserve Fund (the “Reserve Fund”). Once the total amount set aside in the Reserve Fund reaches 50% of the entity’s registered capital, further appropriations become discretionary. The Reserve Fund can be used to increase the entity’s registered capital upon approval by relevant government authorities or eliminate its future losses under PRC GAAP upon a resolution by its board of directors. The Reserve Fund is not distributable to shareholders, as cash dividends or otherwise, except in the event of liquidation.

Appropriations to the Reserve Fund are accounted for as a transfer from unrestricted earnings to statutory reserves. During the years ended March 31, 2024 and 2023, the Company did not make appropriations to statutory reserves.

There are no legal requirements in the PRC to fund the Reserve Fund by transfer of cash to any restricted accounts, and the Company does not do so.